PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Mar. 31, 2022
Property, Plant and Equipment [Abstract]
Schedule of property plant and equipment

	March 31,	March 31,
	2022	2021

Land	$8,502,738	$3,305,967
Building	15,334,220	1,370,083
Computer and software	59,925	–
Leasehold improvement	3,546	–
Equipment and furniture	129,299	84,132
Total	24,029,728	4,760,182
Less: Accumulated depreciation	(789,258)	(290,415)
Property, plant and equipment, net	$23,240,470	$4,469,767